UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

CAS MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 25, 2007

Dear Fellow Stockholder:

We will hold our 2007 annual meeting of stockholders at 10:00 a.m. on Wednesday, June 13, 2007 at The WoodWinds, 29 Schoolground Road, Branford, Connecticut.

The Notice of Annual Meeting, Proxy Statement and proxy card accompanying this letter describe in detail the matters to be acted upon at the meeting.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, please sign, date and return your proxy card in the enclosed envelope as soon as possible.

We look forward to seeing you at the meeting.

Sincerely yours,

Louis P. Scheps
Chairman of the Board

CAS MEDICAL SYSTEMS, INC.

NOTICE OF ANNUAL MEETING

The annual meeting of stockholders of CAS Medical Systems, Inc. will be held at 10:00 a.m. on Wednesday, June 13, 2007 at The WoodWinds, 29 Schoolground Road, Branford, Connecticut.

The items of business at the annual meeting are:

1.	Election of five directors.

2.	Approval of an amendment to the CAS Medical Systems, Inc. 2003 Equity Incentive Plan.

3.	Appointment of independent accountants for 2007.

4.	Such other matters as may properly come before the meeting, including any continuation of the meeting caused by any adjournment or any postponement of the meeting.

April 20, 2007 is the record date for the meeting.

This Proxy Statement and accompanying proxy card are being distributed on or about April 26, 2007.

Jeffery A. Baird
Secretary

CAS MEDICAL SYSTEMS, INC.
44 East Industrial Road
Branford, Connecticut 06405

PROXY STATEMENT

The Annual Meeting and Voting

Our board of directors is soliciting proxies to be used at the annual meeting of stockholders to be held on Wednesday, June 13, 2007, or at any adjournment of the meeting. This proxy statement contains information about the items being voted on at the annual meeting.

Who is entitled to vote?

Record stockholders of CAS Medical Systems, Inc. (‘‘CASMED’’) common stock at the close of business on April 20, 2007 (the record date) can vote at the meeting. As of the record date, 10,690,459 shares of CASMED common stock were issued and outstanding. Each stockholder has one vote for each share of common stock owned as of the record date. A list of all stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting at our office at 44 East Industrial Road, Branford, Connecticut, for the ten-day period immediately preceding the meeting.

How do I vote?

A form of proxy card and a return envelope for the proxy card are enclosed. Giving your proxy means that you authorize the persons named in the enclosed proxy card to vote your shares at the CASMED annual meeting in the manner you direct. You may vote by proxy or in person at the annual meeting. To vote by proxy, if you are a registered holder, please complete, sign and return your proxy card in the accompanying postage-paid return envelope.

If any proxy is returned without indication as to how to vote, the CASMED common stock represented by the proxy will be voted by the persons named on the proxy in favor of each proposal and in accordance with their best judgment on any other matters which may come before the meeting.

How do I vote if my shares are held in street name?

If your broker holds your shares of CASMED common stock in street name, you must either direct your broker on how to vote your shares or obtain a proxy from your broker to vote in person at the annual meeting. If your shares are held in street name, you should check the voting form that you receive to determine whether shares may be voted by telephone or the internet.

May I change my vote?

You may revoke your proxy at any time before it is voted at the meeting in several ways. You may send in a revised proxy dated later than the first; or you may vote in person at the meeting; or you may notify our Secretary in writing prior to the meeting that you have revoked your proxy.

What constitutes a quorum?

The holders of a majority of the outstanding shares entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum. Abstentions, broker non-votes and votes withheld from director nominees are included in the count to determine a quorum. If a quorum is present, each of the five director candidates who receive a majority of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Proposals 2 and 3 will be approved if a quorum is present and a majority of the votes cast by holders present in person or represented by proxy are cast in favor of the applicable proposal.

What is the effect of broker non-votes and abstentions?

Under Nasdaq rules, if your broker holds your shares in its ‘‘street’’ name, the broker may under certain circumstances vote your shares on the agenda items even if it does not receive instructions from you. Because broker non-votes and abstentions are not considered votes cast on the matters before the meeting, neither will have an effect on the voting for these proposals.

Stockholder proposals for the 2008 annual meeting

Stockholder proposals intended to be presented at our 2008 annual meeting pursuant to Securities

Exchange Act Rule 14a-8 must be received by our Secretary not later than December 26, 2007, for inclusion in our proxy statement and form of proxy relating to that meeting. Stockholder proposals submitted outside the process provided in Rule 14a-8 shall be considered untimely in accordance with Rule 14a-5(e) if made after March 10, 2008.

Which stockholders own at least 5% of CASMED?

Other than a director listed in the director and officer ownership table below, the only persons or groups known to us to be beneficial owners of more than five percent of our outstanding common stock are reflected in the chart below. The following information is based upon Schedules 13D and 13G respectively filed with the Securities and Exchange Commission by the persons and entities shown as of the respective dates appearing below or other information obtained by the company.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class
BMI Capital Corporation 570 Lexington Avenue New York, NY 10022	1,823,085	(a)	17.1%
J. Sanford Davis 14 Longview Terrace Madison, CT 06443	1,015,500		9.5%
Potomac Capital Management LLC 825 Third Avenue, 33rd Floor New York, NY 10022	706,505	(b)	6.6%
Estate of Myron L. Cohen, Ph.D. 401 Three Corners Road Guilford, CT 06437	655,453		6.1%

(a)	Based upon information set forth in a Schedule 13G filed with the SEC on February 14, 2007. BMI Capital Corporation holds sole voting and dispositive power over the indicated shares.
(b)	Based upon information set forth in a Schedule 13G Amendment No. 1 filed with the SEC on February 16, 2007. Potomac Capital Management LLC, Potomac Capital Management Inc. and Paul J. Solit hold shared voting and dispositive power over the indicated shares.

How much stock is owned by directors and executive officers?

The following table shows beneficial ownership of CASMED common stock by directors and executive officers as of April 20, 2007. Shares issuable upon exercise of options or warrants are shown in a separate column. The named executive officers are the chief executive officer, chief financial officer and the other officer who was the highest paid in 2006.

Name of Beneficial Owner	Shares Deemed to be Beneficially Owned		Options and Warrants Exercisable Within 60 Days (a)	Percent of Class
Louis P. Scheps (b)	175,925		805,000	8.5%
Jerome Baron	106,700		7,500	1.1%
Lawrence S. Burstein	84,375	(c)	115,000	1.9%
Andrew E. Kersey	6,271		150,000	1.4%
Saul S. Milles, M.D.	0		75,000	*
Jeffery A. Baird	7,510		110,000	1.1%
All executive officers and directors as a group (6)	380,781		1,262,500	13.8%

*	Less than one percent of the class

(a)	The director or executive officer has the right to acquire beneficial ownership of this number of shares within 60 days of the record date for the annual meeting (April 20, 2007) by exercising outstanding stock options or warrants (as applicable).
(b)	Mr. Scheps is party to a stock sale plan under Rule 10b5-1 of the Securities Exchange Act pursuant to which he may sell up to an additional 236,000 shares of common stock from time to time prior to March 31, 2008.
(c)	Consists of 75,000 shares held in Mr. Burstein’s IRA rollover account and 9,375 shares owned directly and indirectly by a family member.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors and persons who are considered ‘‘officers’’ of the company for purposes of Section 16(a) of the Securities Exchange Act of 1934 and greater than ten percent stockholders (referred to as reporting persons) are required to file reports with the Securities and Exchange Commission showing their holdings of and transactions in CASMED securities. It is generally our practice to file the forms on behalf of our reporting persons who are directors or officers. We believe that all such forms have been timely filed for 2006.

Proposal 1:
Election of Directors

Five directors, constituting the entire board of directors of CASMED, are to be elected at the annual meeting to serve for a term of one year or until their respective successors are duly elected and qualify. Information about each nominee for director (all of whom are incumbent directors), including the nominee’s age, is set forth below. Unless otherwise indicated, each nominee has held his or her present position for at least five years. The shares represented by the proxies will be voted in favor of the election as directors of the persons named below unless authority to do so is withheld. Should you choose not to vote for a nominee, you may list on the proxy the name of the nominee for whom you choose not to vote and mark your proxy under Proposal No. 1 for all other nominees. Should any nominee become unable to accept nomination or election as a director (which is not now anticipated), the persons named in the enclosed proxy will vote for a substitute nominee as may be selected by the board of directors, unless the size of the board is reduced.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Name	Age	Year First Became Director	Principal Occupation During the Past Five Years
Louis P. Scheps	75	1990	Currently Chairman of the Board of CASMED. Mr. Scheps held the positions of President and Chief Executive Officer of CASMED from 1990 until March 2007 and held the position of Director of Manufacturing of CASMED from 1986 until 1990. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.
Jerome Baron	80	1986	Mr. Baron has been in the securities industry since 1944. He was a Vice President in the International Department at Loeb Rhoades & Company, a Partner at Andreson & Company, and Chairman and Chief Executive Officer of Foster Securities, Inc., which he founded in 1974. In 1977, Foster Securities merged with Brean Murray Securities Inc. Mr. Baron is Vice-Chairman of Brean Murray and Company, Inc. He is a Director of Haulbowline Ltd., a private offshore company. He attended Kings Point Merchant Marine Academy and Pace University.

Name	Age	Year First Became Director	Principal Occupation During the Past Five Years
Lawrence S. Burstein	64	1985	Mr. Burstein has been President and principal stockholder of Unity Venture Capital Associates, Ltd. since March 1996. Prior thereto he was President, a director and principal stockholder of Trinity Capital Corporation since October 1982. Mr. Burstein is a director of four other public companies: THQ, Inc., a manufacturer of video game cartridges, I.D. Systems, Inc., which designs, develops and produces a wireless monitoring and tracking system; Traffix, Inc., which is principally an internet direct marketing company and American Telcom Services, Inc., a provider of converged telecommunication services. In addition, Mr. Burstein is a director of Millennium India Acquisition Corporation, a publicly traded acquisition vehicle. Mr. Burstein received an L.L.B. from Columbia Law School.
Andrew E. Kersey	46	2007	Mr. Kersey has been President and Chief Executive Officer of CASMED since April 2007. Mr. Kersey has over 20 years experience in the medical device industry and has been with CASMED since 2001. Mr. Kersey served as Chief Operating Officer of CASMED from 2004 until April 2007. Previously, Mr. Kersey was Director of Engineering of CASMED. Prior to joining CASMED, Mr. Kersey held various engineering management positions at Novametrix Medical Systems, Inc. and Corometrics Medical Systems.

Name	Age	Year First Became Director	Principal Occupation During the Past Five Years
Saul S. Milles, M.D.	76	1991	Dr. Milles served as Medical Director of the General Electric Company from 1984 to 1998. Prior to that, he was in active medical practice in New Haven, Connecticut, as an internist and gastroenterologist from 1961 to 1984. He had served as Attending Physician at the Yale Medical Center and had been appointed a Clinical Associate Professor of Medicine at the Yale Medical School, as well as President of the medical staff. He has been involved in issues related to medical ethics, health screening and employment of the handicapped. Dr. Milles was active in developing policies for smoking abatement and substance abuse treatment. He has served as an advisor to the Office of Technology Assessment of the U.S. Congress. Dr. Milles attended Cornell University and received his M.D. degree from the University of Rochester. He received post-graduate medical education at Yale Medical Center.

The board of directors recommends that stockholders vote FOR the nominees described in Proposal 1.

Board Information and Committees

The board met three times in 2006 and acted five times by unanimous written consent. Each incumbent director attended at least 75 percent of the total number of board meetings and meetings held by the board committees on which he served during 2006, except for Dr. Milles who attended six of the nine meetings held during 2006. The board has determined that each of our non-employee directors currently serving on the board or who served on the board during 2006 is independent based upon the criteria provided by Nasdaq Stock Market rules. Members of the board serve on one or more of the committees described below, except for directors who are also employees of the company, who do not serve on board committees.

The board has standing audit and compensation committees, but does not have a standing nominating committee. Further information regarding these committees and the director nomination process is provided below.

The Audit Committee, which met four times in 2006, monitors our financial reporting standards and practices and our internal financial controls to ensure compliance with the policies and objectives established by the board of directors. The committee directly retains and recommends for stockholder approval an independent accounting firm to conduct the annual audit, and discusses with our independent accountants the scope of their examinations, with particular attention to areas where either the committee or the independent accountants believe special emphasis should be directed. The committee reviews the quarterly and annual financial statements and the annual independent accountants’ report, invites the accountants’ recommendations on internal controls and on other matters, and reviews the evaluation given and corrective action taken by management. It reviews the independence of the accountants and pre-approves audit and permissible non-audit services. It also reviews our internal accounting controls and the scope and results of our internal auditing activities. Members of the audit committee are Lawrence S. Burstein, Jerome Baron and Saul S. Milles, M.D. Each member of the committee is independent as defined in the listing standards of the Nasdaq Stock Market.

The board of directors has determined that each of Lawrence S. Burstein and Jerome Baron qualifies as an ‘‘audit committee financial expert’’ as that term is defined in Regulation S-K of the Securities and Exchange Commission.

The Compensation Committee, which met twice in 2006, oversees our executive and director compensation programs, including establishing our executive and director compensation policies and annually reviewing all components of compensation to ensure that our objectives are appropriately achieved. These functions are not delegated to our officers or to third-party professionals, although the committee may from time to time retain third-party consultants to provide advice regarding compensation issues. The committee also considers input from our executive officers although final decisions regarding executive compensation are made by the committee. The committee is also responsible for certain administrative aspects of our compensation plans and stock plans, and approves or recommends changes in these plans. It also approves performance targets and grants under our incentive plans and our stock plan for our executive officers. The committee also reviews officers’ potential for growth, and, with the chief executive officer, will be responsible for succession planning and ensuring management continuity. Members are Lawrence S. Burstein, Jerome Baron and Saul S. Milles, M.D.

Each committee is governed by a written charter. Copies of each committee charter are available on our website at www.casmed.com.

Director Compensation

Director Fees.    During 2006, the Company paid an annual fee of $10,000 to each of the directors, other than those also serving as officers, and paid no other fee for attendance at Board or committee meetings.

Our non-employee directors are eligible to receive options, restricted stock and other equity-linked grants under our 2003 Equity Incentive Plan. No such grants were made to our non-employee directors during 2006.

Director Compensation Table.    The following table shows all compensation paid or granted, during or with respect to the 2006 fiscal year to each of the non-employee directors for services rendered to CASMED and its subsidiaries during 2006.

2006 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Jerome Baron	$10,000	$0	$10,000
Lawrence S. Burstein	$10,000	$0	$10,000
Saul S. Milles, M.D.	$10,000	$0	$10,000

(a)	As of December 31, 2006, Mr. Baron held an option to purchase 7,500 shares of our common stock, Mr. Burstein held options and warrants to purchase an aggregate of 115,000 shares of our common stock and Dr. Milles held options and warrants to purchase an aggregate of 75,000 shares of our common stock.

Communications with Directors

In order to provide our security holders and other interested parties with a direct and open line of communication to the board of directors, the board of directors has adopted the following procedures – CASMED security holders and other interested persons may communicate with the chairmen of our Compensation Committee or Audit Committee or with the non-management directors as a group by sending written correspondence to our Secretary. The correspondence should specify which of the foregoing is the intended recipient. Communications should be sent by mail addressed in care of the corporate Secretary, CAS Medical Systems, Inc., 44 East Industrial Road, Branford, Connecticut 06405.

All communications received in accordance with these procedures will be reviewed initially by our corporate Secretary. The Secretary will relay all such communications to the appropriate director or directors unless the Secretary determines that the communication:

•	does not relate to the business or affairs of CASMED or the functioning or constitution of the board of directors or any of its committees;

•	relates to routine or insignificant matters that do not warrant the attention of the board of directors;

•	is an advertisement or other commercial solicitation or communication;

•	is frivolous or offensive; or

•	is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full board of directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

Our Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The board of directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

We have not established a formal policy regarding director attendance at our annual meetings of stockholders, but our directors generally do attend the annual meeting. The chairman of the board presides at the annual meeting of stockholders, and the board of directors generally holds one of its regular meetings in conjunction with the annual meeting of stockholders. Accordingly, unless one or more members of the board are unable to attend, all members of the board are present for the annual meeting. Each of the four members of the board at the time of our 2006 annual meeting of stockholders attended that meeting.

Nomination of Directors

Due to the small size of our board of directors, the board of directors determined that it is appropriate for the full board to act with respect to director nomination matters. Three of the five board members are independent as set forth in the rules of the Nasdaq Stock Market. The full board has adopted specifications applicable to members of the board of directors, and nominees for the board of directors recommended by the board of directors must meet these specifications. The specifications provide that a candidate for director should:

•	Have a reputation for industry, integrity, honesty, candor, fairness and discretion;

•	Be knowledgeable in his or her chosen field of endeavor, which field should have such relevance to our businesses as would contribute to the company’s success;

•	Be knowledgeable, or willing and able to become so quickly, in the critical aspects of our businesses and operations; and

•	Be experienced and skillful in serving as a competent overseer of, and trusted advisor to, senior management of a publicly held corporation.

In addition, nominees for the board of directors should contribute to the mix of skills, core competencies and qualifications of the board through expertise in one or more of the following areas: accounting and finance, the healthcare industry, international business, mergers and acquisitions, leadership, business and management, strategic planning, government relations, investor relations, executive leadership development, and executive compensation.

The board will consider nominees recommended by stockholders for election at the 2008 annual meeting of stockholders that are submitted prior to the end of 2007 to our Secretary at CAS Medical Systems, Inc., 44 East Industrial Road, Branford, Connecticut 06405. Any recommendation must be in writing and must include a detailed description of the business experience and other qualifications of the recommended nominee as well as the signed consent of the nominee to serve if nominated and elected, so that the candidate may be properly considered. All stockholder recommendations will be reviewed in the same manner as other potential candidates for board membership.

The board has not received any nominees for election to the board at the 2007 annual meeting from any stockholder or group that has held more than 5% of our common stock for a period of one year.

Code of Ethics

Our board of directors has approved a Code of Ethics in accordance with the rules of the Securities and Exchange Commission and The Nasdaq Stock Market that governs the conduct of each of our directors and senior executive officers, including our principal executive officer, principal operating officer, principal financial officer, principal accounting officer and controller. Our Code of Ethics is maintained on our website at www.casmed.com. Any amendments to or waivers of the Code of Ethics that apply to our principal executive officer, principal operating officer, principal financial officer or principal accounting officer and that relates to any element of the definition of the term ‘‘code of ethics,’’ as the term is defined by the Securities and Exchange Commission, will be posted on our website at www.casmed.com. There are currently no such amendments or waivers.

Executive Officer Compensation

Executive Contracts and Severance and Change of Control Arrangements

Andrew E. Kersey.    On March 16, 2007, we entered into an employment agreement with Andrew E. Kersey, pursuant to which Mr. Kersey is serving as our President and Chief Executive Officer effective April 1, 2007. Under the terms of the employment agreement, Mr. Kersey is employed on an ‘‘at will’’ basis, will receive an annual base salary of two hundred fifty thousand dollars ($250,000) and will be eligible for an annual bonus in the form of cash or CASMED common stock as determined at the sole discretion of the Compensation Committee of the board. Mr. Kersey will also be entitled to participate in all of our employee benefit programs as such programs may be in effect from time to time.

If we terminate Mr. Kersey’s employment without Serious Cause (as defined in the Employment Agreement) or Mr. Kersey terminates his employment for Good Reason (as defined in the Employment Agreement), we will continue to pay Mr. Kersey his then-current base salary for a period of six (6) months from the date of such termination and he will be entitled to participate in our health benefit plans (with standard employee payment not to exceed the payment level prior to termination) for the six (6) month period. This would represent a payment of approximately $130,058 based upon his current salary and benefits level. In addition, if Mr. Kersey terminates his employment for Good Reason or if we terminate Mr. Kersey’s employment without Serious Cause, all of Mr. Kersey’s equity-linked grants (such as stock options and restricted stock) shall immediately accelerate and vest in full. If we (or a successor company) terminate Mr. Kersey’s employment without Serious Cause or Mr. Kersey terminates his employment for Good Reason, within the period commencing on the date that a Change of Control (as defined in the Employment Agreement) is formally proposed to the our board of directors and ending on the second anniversary of the date on which such Change of Control occurs, then Mr. Kersey will be entitled to receive his then-current base salary for a period of one (1) year from the date of such termination and in addition will be entitled to participate in our health benefit plans (with standard employee payment not to exceed the payment level prior to the change in control) for the period of one (1) year. This would represent a payment of approximately $260,116 based upon his current salary and benefits level.

Louis P. Scheps.    Effective as of September 1, 2000, we entered into an employment agreement pursuant to which Mr. Scheps served as our President and Chief Executive Officer. The employment agreement has been amended, most recently on November 8, 2005. Pursuant to the amended employment agreement, Mr. Scheps was employed as our President and Chief Executive Officer and served as a director of CAS through March 31, 2007. Effective as of April 1, 2007, Mr. Scheps retired from his positions as our President and Chief Executive Officer. Pursuant to the amended employment agreement, Mr. Scheps will serve as a part-time employee in a senior executive role from April 1, 2007 through March 31, 2009 and will remain as a director of CASMED if elected by the stockholders. Mr. Scheps will continue to serve as chairman of the board during the term of the employment agreement if elected as such by the board of directors. Pursuant to the amended employment agreement, from October 1, 2005 to March 31, 2007, Mr. Scheps was compensated at an annual salary of $275,000. Since April 1, 2007 and continuing until March 31, 2009 Mr. Scheps will be compensated at an annual salary of $100,000. From October 1, 2005 to October 1, 2007 we will maintain life insurance coverage for Mr. Scheps naming Mr. Scheps as the insured party in an amount not less than $250,000. Further, we will use commercially reasonable efforts to secure continuation of Mr. Scheps’ company paid life insurance for the period October 1, 2007 to March 31, 2009 in amounts commensurate with existing coverage of $250,000.

The change of control provisions of the amended employment agreement provide that if a Change of Control (as defined in the amended employment agreement) occurs and Mr. Scheps’ employment terminates for any reason after such Change of Control occurs, including termination by Mr. Scheps, Mr. Scheps will be paid a lump sum of $100,000 within ten (10) days of such termination.

During October 1998, Mr. Scheps was granted a warrant to purchase 100,000 shares of CASMED common stock at an exercise price of $1.00 per share. This warrant is exercisable solely in the event of a Change of Control.

Compensation Discussion and Analysis

Our Compensation Committee, which is comprised of three independent non-employee directors, has formulated a compensation philosophy that is designed to enable us to attract, retain and reward capable employees who can contribute to the success of CASMED, principally by setting overall compensation at the median of the marketplace through a combination of (1) base salaries, (2) annual incentive opportunities and (3) longer term incentive opportunities for senior management. We believe that implementation of a system of compensation that emphasizes performance-based compensation provides a strong alignment to stockholders’ interests. Five key principles serve as the guiding framework for compensation decisions for all employees of CASMED:

•	To attract and retain the most highly qualified management and employee team.

•	To pay competitively compared to similar companies in our industry.

•	To encourage superior employee performance by aligning rewards with stockholder interests.

•	To motivate senior executives to achieve CASMED’s annual and long-term business goals by providing equity-based incentive opportunities.

•	To strive for fairness in administration by emphasizing performance related contributions as the basis for pay decisions.

To implement these policies, we have designed the framework for a four-part executive compensation program consisting of base salary, annual incentives, long-term incentive opportunities for senior management, and other employment benefits.

Base Salary.    We will seek to maintain levels of compensation that are competitive with similar companies in our industry. Base salary represents the fixed component of the executive compensation program. CASMED’s philosophy regarding base salaries is to maintain salaries for the aggregate officer group at the competitive industry average. Periodic increases in base salary will relate to individual contributions evaluated against established objectives, length of service, and the industry’s annual competitive pay practice movement. We believe that base salary for 2006 for our chief executive officer and for the other executive officers was generally at the competitive industry average.

Annual Incentive Program.    We have designed an annual incentive program pursuant to which key CASMED employees will be eligible to receive performance bonuses. Payment of the performance bonuses is at the sole discretion of the Compensation Committee and is not based on specific metrics, although the Compensation Committee bases its decisions on numerous factors, including overall corporate and personal performance. The Compensation Committee awarded 2006 bonuses of $60,000, $30,000 and $30,000, respectively, to Messrs. Scheps, Kersey and Baird based on their achievements with respect to aforementioned criteria.

Long-Term Incentives.    We believe that the pay program should provide senior executives with an opportunity to increase their ownership and potentially gain financially from CASMED stock price increases. By this approach, the best interests of stockholders and senior executives will be closely aligned. Therefore, senior executives are eligible to receive restricted stock and are also eligible to receive stock options, giving them the right to purchase shares of common stock at a specified price in the future. These grants will vest based upon the passage of time, the achievement of performance metrics, or both. We believe that the use of restricted stock and stock options as the basis for long-term incentive compensation meets our defined compensation strategy and business needs by achieving increased value for stockholders and retaining key employees.

During July 2006, we issued 50,000 shares of restricted common stock to management, including our executive officers, in recognition of the company’s continued growth and overall performance. Mr. Kersey and Mr. Baird each received 3,750 shares of restricted common stock. These shares, which vest on the third anniversary of the date of grant, were valued at $6.08 per share, representing the fair market value on the date of grant.

Other Benefits.    Our philosophy is to provide competitive health- and welfare-oriented benefits to executives and employees, but to maintain a conservative posture relative to executive benefits. We do provide life insurance and supplemental disability insurance to our senior executive officers.

Compliance with Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public corporation for compensation over $1 million paid to a corporation’s chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the cap if certain requirements are met. The salaries for our highest paid executives will be set, in part based on independent studies, at the competitive industry average but are not expected to reach $1 million in the near future. We intend to structure the overall compensation of our executive officers in a manner that should ensure that CAS does not lose any tax deductions because of the $1 million compensation limit in the foreseeable future.

Our 2003 Equity Incentive Plan incorporates maximum limitations on individual annual stock option and restricted stock grants so as to meet the requirements of Section 162(m). The 2003 Equity Incentive Plan also identifies performance measures to be used if we decide to use performance-based vesting restricted stock in the future to meet the requirements of Section 162(m).

Compensation Disclosure Tables

Summary Compensation Table.    The following table (Table I) shows all compensation paid or granted, during or with respect to the 2006 fiscal year to the chief executive officer, the chief financial officer and to the other highest paid executive officers for services rendered to CASMED during 2006. (Persons in this group are referred to individually as a ‘‘named executive officer’’ and collectively as the ‘‘named executive officers,’’ and, unless otherwise noted, the titles listed are the titles held as of the end of the 2006 fiscal year.)

TABLE I
2006 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (c)	Option Awards ($) (d)	Non- Equity Incentive Plan Compensation ($)	All Other Compensation ($) (e)	Total ($)
Louis P. Scheps former President and Chief Executive Officer (a)	2006	$275,000	$60,000	$0	$0	$0	$8,271	$343,271
Andrew E. Kersey President and Chief Executive Officer (b)	2006	$180,000	$30,000	$3,800	$82,825	$0	$2,521	$299,146
Jeffrey A. Baird Chief Financial Officer	2006	$160,000	$30,000	$3,800	$79,168	$0	$3,443	$276,411

(a)	As of April 1, 2007, Mr. Scheps retired from his position as our President and Chief Executive Officer. He continues to serve as our Chairman of the Board.
(b)	As of April 1, 2007, Mr. Kersey is serving as our President and Chief Executive Officer. Prior to April 1, 2007 he served as our Chief Operating Officer.
(c)	Dollar amounts set forth with regard to restricted stock grants for each individual are those recognized for financial statement reporting purposes for 2006 in accordance with FAS 123R disregarding the estimate of forfeitures related to service-based vesting conditions. Share value utilized for purposes of this determination is the applicable market value on the date of grant. For a further discussion of the assumptions underlying these amounts, reference is made to the footnotes to CASMED’s financial statements set forth in Form 10-KSB for the fiscal year ended December 31, 2006.
(d)	Dollar amounts with regard to option grants for each individual are those recognized for financial statement reporting purposes for 2006 in accordance with FAS 123R disregarding the estimate of forfeitures related to service-based vesting conditions. The amounts set forth herein are based on a Black-Scholes calculation assuming a 4.4% risk free interest rate, volatility of 130%, a term of seven years and an annual dividend rate of zero. For a further discussion of the assumptions underlying these amounts, reference is made to the footnotes to CASMED’s financial statements set forth in Form 10-KSB for the fiscal year ended December 31, 2006.
(e)	Amounts shown consist of the cost of term life insurance for Mr. Scheps and the cost of term life and disability insurance for Messrs. Kersey and Baird.

Grants of Plan-Based Awards Table.    The following table (Table II) shows all plan-based equity and non-equity grants made by CASMED during the 2006 fiscal year to the named executive officers.

TABLE II
2006 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (a)	All Other Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Louis P. Scheps	—	—	—	—	—	—	—	—
Andrew E. Kersey	7/6/06	—	—	—	3,750	—	—	$22,800
Jeffrey A. Baird	7/6/06	—	—	—	3,750	—	—	$22,800

(a)	Amounts represent grants of restricted stock under the 2003 Equity Incentive Plan vesting on the third anniversary of the grant.

Outstanding Equity Awards at Fiscal Year-End Table.    Shown in Table III below is information with respect to outstanding equity-based awards (consisting of unexercised options and warrants to purchase CASMED common stock and unvested restricted CASMED common stock) held by the named executive officers at December 31, 2006.

TABLE III
OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (c)
Louis P. Scheps	750,000		$0.31	n/a
	35,000		$0.375	n/a
	34,000		$0.93	n/a
		100,000	$1.00	(b)
Andrew E. Kersey	50,000		$0.57	10/11/2011
	20,000		$0.70	7/17/2013
	20,000		$1.50	6/2/2014
	10,000	10,000	$2.30	2/17/2015
	20,000	20,000	$3.10	6/15/2015
					3,750	$30,000
Jeffrey A. Baird	50,000		$1.40	1/6/2014
	10,000	10,000	$2.30	2/17/2015
	20,000	20,000	$3.10	6/15/2015
					3,750	$30,000

(a)	Unvested stock options held by Mr. Kersey and Mr. Baird issued with an exercise price of $2.30 per share vested in their entirety in February 2007. Unvested stock options held by Mr. Kersey and Mr. Baird issued with an exercise price of $3.10 per share vest in their entirety in June 2007.
(b)	Mr. Scheps holds warrants with no expiration date, except for the unvested warrants to purchase 100,000 shares which expire if Mr. Scheps is no longer employed by the company.

(c)	These values are based on $8.00 per share, the market price of a share of CASMED common stock as of December 29, 2006 (the final trading day of 2006).

Option Exercises and Stock Vested Table.    The following table (Table IV) shows information with respect to all stock options or warrants exercised by the named executive officers during 2006 and information regarding restricted stock held by those persons that vested during 2006.

TABLE IV
OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Louis P. Scheps	50,000	$378,950	—	—
Andrew E. Kersey	—	—	—	—
Jeffery A. Baird	—	—	—	—

Equity Compensation Plan Table.    The following table (Table V) sets forth general information concerning our equity compensation plans as of December 31, 2006.

TABLE V
EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (col. a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (col. b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (col. c)
Equity compensation plans approved by security holders: (a)	537,650	$1.98	449,750
Equity compensation plans not approved by security holders: (a)	1,229,000	$0.49	0
Total	1,766,650	$0.94	449,750

(a)	The equity compensation plans not approved by security holders consist of warrants granted to employees (including officers) and directors of the company as compensation for services rendered to the company. These warrants generally have no specific expiration date and have an exercise price range of $0.31 to $1.00. Equity compensation plans approved by security holders consist of the 1994 Employees’ Incentive Stock Option Plan (referred to as the 1994 Plan) and the 2003 Equity Incentive Plan. The 1994 Plan expired on December 31, 2003 and, as such, there are no further options available for issuance thereunder.

Proposal 2:

Approval of the amendment of the CAS Medical Systems, Inc.
2003 Equity Incentive Plan

In October 2003, the board of directors adopted the CAS Medical Systems, Inc. 2003 Equity Incentive Plan (referred to as the Incentive Plan) which was previously approved by the stockholders of CASMED at the annual meeting held on June 2, 2004. The Incentive Plan currently provides that any awards thereunder of restricted stock or restricted stock units as to which the sole restriction relates to the passage of time and continued employment or director service, must have a restriction period of not less than three years. In order to give the Compensation Committee sufficient flexibility to set compensation parameters as they believe to be in the best interests of CASMED, in February, 2007, the board of directors adopted an amendment to the Incentive Plan, subject to stockholder approval, pursuant to which the three year minimum restriction period is deleted and the restriction period for such awards will be determined by the Compensation Committee in its sole discretion.

The following is a summary of the principal features of the Incentive Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Incentive Plan and is qualified in its entirety by reference to the Incentive Plan document, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to this proxy statement. Any stockholder of the company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary at the company’s principal executive offices in Branford, Connecticut.

Purposes

The purposes of the Incentive Plan are:

•	to make available to our key employees and directors, certain compensatory arrangements related to the growth in value of our common stock so as to generate an increased incentive to contribute to our future financial success and prosperity,

•	to enhance our ability to attract and retain exceptionally qualified individuals whose efforts can affect our financial growth and profitability, and

•	align generally the interests of our key employees and directors with the interests of our stockholders.

Principal Features of the Incentive Plan

Awards that may be granted under the Incentive Plan include options, restricted stock and restricted stock units, dividend equivalents, and other stock-based awards (which we refer to collectively as Awards).

Administration of Incentive Plan.    Our Compensation Committee, consisting of directors chosen by our board of directors, each of whom is a ‘‘disinterested person’’ within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and each of whom are ‘‘outside directors’’ within the meaning of Section 162(m) of the Internal Revenue Code will, among other things, administer the Incentive Plan, and will determine which of our employees, officers and directors (whom we refer to collectively as Eligible Employees) will receive Awards and the terms and conditions of these Awards. The number of Eligible Employees who may receive Awards under the Incentive Plan will likely vary from year to year.

Shares Available for Issuance.    The maximum number of shares of our common stock that may be available under the Incentive Plan is 1,000,000 shares. In addition, the number of shares of our common stock delivered under the Incentive Plan with respect to Awards of restricted stock and restricted stock units shall not exceed 250,000 shares. It is expected that our shares delivered under the Incentive Plan will be authorized but unissued shares or shares that we have reacquired. Shares of our common stock subject to Awards that are forfeited, terminated, canceled or settled without the delivery of our common stock under the Incentive Plan will again be available for Awards under the Incentive Plan. Also, (x) shares tendered to us in satisfaction or partial satisfaction of the exercise price of any Award under the Incentive Plan and

(y) remittances from option exercises used to repurchase shares of our common stock on the open market will increase the number of shares available for delivery pursuant to Awards granted under the Incentive Plan. In addition, any shares of our common stock underlying Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by us, or with which we combine (which we refer to as Substitute Awards) shall not be counted against the shares available for delivery under the Incentive Plan.

Adjustments.    If a fundamental corporate event occurs, our Compensation Committee may, as it deems appropriate, adjust the number and kind of our shares that may be delivered under the Incentive Plan in the future and the number and kind of shares and the grant, exercise or conversion price, if applicable, under all outstanding Awards to preserve, or to prevent the enlargement of, the benefits made available under the Incentive Plan. Cash payments may also be made.

Grants under the Incentive Plan

Stock Options.    Our Compensation Committee may grant options under the Incentive Plan in the form of non-statutory stock options (which we refer to as NSOs) and incentive stock options (which we refer to as ISOs). These options may contain any terms that our Compensation Committee determines. The exercise price shall not be less than 100% of the fair market value on the date of grant. Our Compensation Committee shall have the discretion to determine the terms and conditions upon which options shall be exercisable.

Restricted Stock and Restricted Stock Units.    Our Compensation Committee may grant an Eligible Employee restricted stock units which provide a contractual right to receive shares of our common stock or cash based on the fair market value of the related shares at the end of a restricted period determined by our Compensation Committee. Our Compensation Committee also may grant shares of restricted stock that are nontransferable and subject to substantial risk of forfeiture during the applicable restricted period. Our Compensation Committee shall have the discretion to provide that Awards of restricted stock and restricted stock units will vest, if at all, upon the (i) employee’s continued employment during the relevant restricted period as determined by our Compensation Committee and/or (ii) attainment or partial attainment of performance objectives determined by our Compensation Committee. In general, an employee who has been granted restricted stock, the vesting restrictions of which relate solely to the passage of time and continued employment, will from the date of grant have the benefits of ownership in respect of such shares, including the right to receive dividends and other distributions thereon, subject to the restrictions set forth in the Incentive Plan and in the instrument evidencing such Award. With respect to any performance period, no Eligible Employee may be granted Awards of incentive stock or incentive units which vest upon the achievement of performance objectives in respect of more than 750,000 shares of our common stock or, if such Awards are settled in cash, the fair market value of such shares determined at the time of payment (each subject to adjustment as described above).

With respect to any Award of restricted stock or restricted stock units made to one of our Eligible Employees that our Compensation Committee determines will vest based on the achievement of performance objectives, such performance objectives shall relate to at least one of the following criteria, which may be determined solely by reference to our performance or the performance of a subsidiary or an affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes; (iii) earnings per share; (iv) return on shareholders’ equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) revenue growth; (viii) earnings growth; (ix) total shareholder return; (x) cash flow; (xi) return on assets; (xii) pretax operating income; (xiii) net economic profit (operating earnings minus a charge for capital); (xiv) customer satisfaction; (xv) provider satisfaction; (xvi) employee satisfaction; (xvii) strategic innovation; or (xviii) any combination of the foregoing.

Other Stock-Based Awards.    The Incentive Plan also authorizes our Compensation Committee to grant other stock-based awards to Eligible Employees.

Dividends and Dividend Equivalents.    Our Compensation Committee may provide that any Award shall include dividends or dividend equivalents, payable in cash or deemed reinvested in our common stock.

Limitation on Awards.    No Eligible Employee may be granted Awards covering more than 750,000 shares of our common stock in respect of any two year period in which the Incentive Plan is in effect (subject to adjustment as described above).

Effect of Awards on Termination of Employment.    Our Compensation Committee generally has broad discretion as to the specific terms and conditions of each Award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement or other termination of employment of the Eligible Employee.

Change of Control.    All Awards vest in full upon a change in control of the Company (as such term is defined in the Incentive Plan).

Award Agreement.    The terms of each Award are to be evidenced by a written instrument delivered to the Eligible Employee.

Transferability.    Unless our Compensation Committee expressly permits transfers for the benefit of charity or of members of the Eligible Employee’s immediate family or trust or similar vehicle for their benefit, Awards under the Incentive Plan may not be assigned or transferred except by will or the laws of descent and distribution.

Amendment or Termination.    Our board of directors may terminate or suspend the Incentive Plan at any time, but the termination or suspension will not adversely affect any Awards then outstanding under the Incentive Plan. Unless previously terminated by action of the board, no Award may be granted under the Incentive Plan after the tenth anniversary of the date the Incentive Plan was originally approved by the Board of Directors. The Incentive Plan may be amended or terminated at any time by our board of directors, except that no amendment may be made without stockholder approval if our Compensation Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16 of the Securities Exchange Act of 1934, for which or with which our Compensation Committee determines that it is desirable to qualify or comply. Our Compensation Committee may amend the term of the Award granted, retroactively or prospectively, but no amendment may adversely affect any Award without the holder’s consent.

Certain Federal Income Tax Consequences.    The options described above are intended to comply with the requirements of the Internal Revenue Code regarding the deductibility of certain performance based compensation. Under currently applicable federal income tax law, an Eligible Employee will receive no taxable income upon the grant of an NSO or an ISO. When an Eligible Employee exercises an NSO, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be ordinary income to the Eligible Employee and his or her employer generally will be allowed a federal income tax deduction in the same amount. When an Eligible Employee exercises an ISO while employed or within three months after termination of employment (one year for disability), no income will be recognized upon exercise of the ISO. However, the favorable regular tax treatment that applies to an ISO doesn’t apply for alternative minimum tax (AMT) purposes. An Eligible Employee who exercises an ISO will generally recognize AMT income in the year of exercise in an amount equal to the excess of the fair market value of the stock on the exercise date over the exercise price (unless the stock acquired through exercise of the ISO is disposed of in the same tax year). If the Eligible Employee holds shares acquired for at least one year after exercise and two years after the grant of the ISO, the excess of the amount realized upon disposition of the shares over the exercise price paid is treated as long-term capital gain for the Eligible Employee and the Eligible Employee’s employer is not allowed a federal income tax deduction. A sale or other exchange of the underlying stock before the end of either of the required holding periods will be a ‘‘disqualifying disposition’’ which will generally result in the Eligible Employee being taxed on the gain derived from the exercise of an ISO as though it were an NSO and the Eligible Employee’s employer generally will be allowed a federal income tax deduction in the same amount. Special rules apply if the exercise price is paid in shares.

The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Section 83 restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

New Plan Benefits.    The amount or type of grants that will be allocated to or received by any person or group of persons cannot be determined at this time.

The Board of Directors recommends that stockholders vote FOR the amendment of the 2003 Equity Incentive Plan.

Compensation Committee Report

The Compensation Committee is comprised of three independent non-employee directors. As members of the Compensation Committee, it is our responsibility to administer CASMED’s executive compensation programs, monitor corporate performance and its relationship to compensation of executive officers, and make appropriate recommendations concerning matters of executive compensation.

In this context, the Compensation Committee has reviewed and discussed with management the section of this proxy statement above entitled ‘‘Compensation Discussion and Analysis’’. Based on this review and discussion, the Compensation Committee recommended to the board of directors, and the board has approved, that the Compensation Discussion and Analysis be incorporated by reference into the CASMED annual report on SEC Form 10-KSB for the year ended December 31, 2006.

Compensation Committee of
the Board of Directors

– Lawrence S. Burstein
– Jerome Baron
– Saul S. Milles, M.D.

Audit Committee Report

The Audit Committee reviews CASMED’s financial reporting function on behalf of the board of directors. Management has the primary responsibility for preparing the financial statements in accordance with accounting standards generally accepted in the United States and the reporting process. CASMED’s independent accountants are responsible for expressing an opinion on the annual financial statements as to whether or not they are presented in conformity in all material respects with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed with management and the independent accountants the audited financial statements for the year ended December 31, 2006, including the audit scope, internal control matters, and audit results. The Audit Committee also met with the independent accountants without management present. The Audit Committee has discussed with the independent accountants the matters required to be discussed by auditing standards. In addition, the Audit Committee has received from the independent accountants the written disclosures and letter required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CASMED and its management. The Audit Committee has also considered whether all non-audit services rendered by the independent accountants to CASMED are compatible with the accountants’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board has approved, that the financial statements for the year ended December 31, 2006 be included for filing in CASMED’s annual report on Form 10-KSB for the year ended December 31, 2006.

Audit Committee of the Board of Directors

– Lawrence S. Burstein
– Jerome Baron
– Saul S. Milles, M.D.

Audit Committee Pre-Approval Policy

The Audit Committee operates under a written charter. Under this charter, the Audit Committee is responsible for selecting, approving, compensating and overseeing the independence, qualifications and performance of the independent accountants. Further, the Audit Committee has adopted a pre-approval policy pursuant to which certain permissible non-audit services may be provided by the independent accountants. Pre-approval is generally provided for up to one year and may be detailed as to the particular service or category of services and may be subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services from the independent accountants by management, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the company; and whether the service could enhance our ability to manage or control risk or improve audit quality.

Notwithstanding the pre-approval policy, all of the audit-related, tax and other services provided by UHY LLP in fiscal year 2006 were approved in advance by the Audit Committee.

Proposal 3:

Approval of Appointment of CASMED’s Independent Accountants

The Audit Committee of our board of directors has selected UHY LLP as our independent registered public accounting firm for the year ending December 31, 2007, and has directed that the selection of independent accountants be submitted for ratification by stockholders at the annual meeting. A representative of UHY LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of UHY LLP as our independent accountants is not required by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of UHY LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection were ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of CASMED and its stockholders.

Through March 2007, UHY LLP had a continuing relationship with UHY Advisors, Inc. (‘‘Advisors’’). Under this relationship UHY LLP leased auditing staff who were full time, permanent employees of Advisors. UHY LLP partners provide non-audit services through Advisors. UHY LLP has only a few full time employees. Therefore, few, if any, audit services performed were provided by permanent full-time employees of UHY LLP. UHY LLP manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its audit.

Audit Fees

Aggregate fees billed by UHY LLP for professional services rendered for the audit of our annual consolidated financial statements included in the annual report on Form 10-KSB and the review of interim consolidated financial statements included in quarterly reports on Form 10-QSB and the review and audit of the application of new accounting pronouncements and SEC releases were $138,933 and $121,516 for the years ended December 31, 2006 and 2005, respectively. The amount of the audit fees for the year ended December 31, 2005 has been revised from that previously reported to reflect actual billings.

Audit-Related Fees

Aggregate fees billed by UHY LLP for audit related services that are not disclosed under ‘‘Audit Fees’’ above were $0 and $8,245 for the years ended December 31, 2006 and 2005, respectively. These audit related services during 2005 include due diligence procedures performed in connection with an acquisition.

Tax Fees

Aggregate fees billed by UHY LLP for professional services rendered to us for permissible tax compliance, tax advice and tax planning were $35,250 and $25,500 for the years ended December 31, 2006 and 2005, respectively.

All Other Fees

UHY LLP did not provide any services in addition to those described above during the years ended December 31, 2006 and 2005.

The board of directors recommends that stockholders vote FOR the appointment of UHY LLP as the company’s independent accountants for 2007.

Additional Information

Solicitation of Proxies

In addition to the use of the mail, proxies may be solicited by the directors, officers, and employees of the company without additional compensation in person, or by telephone, facsimile, email or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of CASMED common stock, and we will reimburse these brokers, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred. The cost of solicitation will be borne entirely by CASMED.

Other Matters

Management knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before the meeting, it is the intention of the individuals named in the enclosed proxy to vote in accordance with their judgment.

By order of the board of directors.

Jeffery A. Baird
Secretary

Appendix A

CAS MEDICAL SYSTEMS, INC. 2003 EQUITY INCENTIVE PLAN

Section 1. Purpose.

The purposes of this CAS Medical Systems, Inc. 2003 Equity Incentive Plan (the “Plan”) are (1) to make available to key employees and directors certain compensatory arrangements related to the growth in value of the common stock of the Company so as to generate an increased incentive to contribute to the Company’s future financial success and prosperity, (2) to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals whose efforts can affect the financial growth and profitability of the Company, and (3) to align generally the interests of key employees and directors of the Company and its Affiliates with the interests of the Company’s stockholders.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b) “Award” shall mean any Option, Restricted Stock Award, Restricted Stock Unit, Dividend Equivalent, Other Stock-Based Award, Performance Award or Substitute Award, granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company as it may be composed from time to time.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor code thereto.

(f) “Committee” shall mean the Board of Directors, excluding any director who is not a “Non-Employee Director” within the meaning of Rule 16b-3, or any such other committee designated by the Board of Directors to administer the Plan, which committee shall be composed of not less than the minimum number of members of the Board of Directors from time to time required by Rule 16b-3 or any applicable law, each of whom is a Non-Employee Director within the meaning of Rule 16b-3.

(g) “Company” shall mean CAS Medical Systems, Inc., or any successor thereto.

(h) “Company Service” shall mean any service with the Company or any Affiliate in which the Company have at least a 51% ownership interest.

(i) “Covered Award” means an Award, other than an Option or other Award with an exercise price per Share not less than the Fair Market Value of a Share on the date of grant of such Award, to a Covered Employee, if it is designated as such by the Committee at the time it is granted. Covered Awards are subject to the provisions of Section 13 of this Plan.

(j) “Covered Employees” means Participants who are designated by the Committee prior to the grant of an Award who are, or are expected to be at the time taxable income will be realized with respect to the Award, “covered employees” within the meaning of Section 162(m).

(k) “Dividend Equivalent” shall mean any right granted under Section 6(c) of the Plan.

(l) “Effective Date” shall mean the date that the Plan was approved by the Board of Directors of the Company.

(m) “Employee” shall mean any employee or employee director of the Company or of any Affiliate.

(n) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods, or procedures as shall be established from time to time by the Committee.

(o) “Incentive Stock Option” or “ISO” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(p) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(q) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(r) “Other Stock-Based Award” shall mean any Award granted under Section 6(d) of the Plan.

(s) “Participant” shall mean an Employee or member of the Board of Directors who is granted an Award under the Plan.

(t) “Performance Award” shall mean any Award granted hereunder that complies with Section 6(e)(ii) of the Plan.

(u) “Performance Goals” means one or more objective performance goals, established by the Committee at the time an Award is granted, and based upon the attainment of targets for one or any combination of the following criteria, which may be determined solely by reference to the Company’s performance or the performance of a subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes; (iii) earnings per share; (iv) return on stockholders’ equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) revenue growth; (viii) earnings growth; (ix) total stockholder return; (x) cash flow; (xi) return on assets; (xii) pre-tax operating income; (xiii) net economic profit (operating earnings minus a charge for capital); (xiv) customer satisfaction; (xv) provider satisfaction; (xvi) employee satisfaction; (xvii) strategic innovation; or (xviii) any combination of the foregoing. Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m).

(v) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(w) “Released Securities” shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

2

(x) “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(y) “Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.

(z) “Restricted Stock Unit” shall mean any right granted under Section 6(b) of the Plan that is denominated in Shares.

(aa) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended, or any successor rule and the regulation thereto.

(bb) “Section 162(m)” means Section 162(m) of the Code or any successor thereto, and the Treasury Regulations thereunder.

(cc) “Share” or “Shares” shall mean share(s) of the common stock of the Company, and such other securities or property as may become the subject of Awards pursuant to the adjustment provisions of Section 4(c).

(dd) “Substitute Award” shall mean an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.

Section 3.  Administration.

(a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to designate Participants and:

(i)	determine the type or types of Awards to be granted to each Participant under the Plan;
(ii)	determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;
(iii)	determine the terms and conditions of any Award;
(iv)

determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or to what extent, and under what circumstances Awards may be canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(v)

determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vi)	interpret and administer the Plan and any instrument or agreement relating to the Plan, or any Award made under the Plan, including any Award Agreement;

3

(vii)	establish, amend, suspend, or reconcile such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(viii)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award, or any Award Agreement, shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any employee of the Company or of any Affiliate.

(c) The Committee may delegate to one or more executive officers of the Company or to a committee of executive officers of the Company the authority to grant Awards to Employees who are not officers or directors of the Company and to amend, modify, cancel or suspend Awards to such employees, subject to Sections 7 and 9.

Section 4. Shares Available For Awards.

(a) Maximum Shares Available. The maximum number of Shares that may be issued to Participants pursuant to Awards under the Plan shall be 1,000,000 Shares (the “Plan Maximum”), subject to adjustment as provided in Section 4(c) below. Only 250,000 Shares may be issued pursuant to Awards of Restricted Stock and Restricted Stock Units under Section 6(b) of the Plan. Pursuant to any Awards, the Company may in its discretion issue treasury Shares or authorized but previously unissued Shares pursuant to Awards hereunder. For the purpose of accounting for Shares available for Awards under the Plan, the following shall apply:

(i)

Only Shares relating to Awards actually issued or granted hereunder shall be counted against the Plan Maximum. Shares corresponding to Awards that by their terms expired, or that are forfeited, canceled or surrendered to the Company without full consideration paid therefor shall not be counted against the Plan Maximum.

(ii)

Shares that are forfeited by a Participant after issuance, or that are reacquired by the Company after issuance without full consideration paid therefor, shall be deemed to have never been issued under the Plan and accordingly shall not be counted against the Plan Maximum.

(iii)

Awards not denominated in Shares shall be counted against the Plan Maximum in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan.

(iv)	Substitute Awards shall not be counted against the Plan Maximum, and clauses (i) and (ii) of this Section shall not apply to such Awards.
(v)	The maximum number of Shares that may be the subject of Awards made to a single Participant in any two year period shall be 750,000.
(vi)

With respect to any performance period no Participant may be granted Awards of incentive stock or incentive units that vest upon the achievement of performance objectives in respect of more than 750,000 Shares of common stock or, if such Awards are settled in cash, the fair market value thereof

4

determined at the time of payment, each subject to adjustment as provided in Section 4(c) below.

(b) Shares Available for ISOs. The maximum number of Shares for which ISOs may be granted under the Plan shall not exceed the Plan Maximum as defined in Section 4(a) above, subject to adjustment as provided in Section 4(c) below.

(c) Adjustments to Avoid Dilution. Notwithstanding paragraphs (a) and (b) above, in the event of a stock or extraordinary cash dividend, split-up or combination of Shares, merger, consolidation, reorganization, recapitalization, or other change in the corporate structure or capitalization affecting the outstanding common stock of the Company, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, then the Committee may make appropriate adjustments to (i) the number or kind of Shares available for the future granting of Awards hereunder, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award; or if it deems such action appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award; provided, however, that with respect to any ISO no such adjustment shall be authorized to the extent that such would cause the ISO to violate Code Section 422 or any successor provision thereto. The determination of the Committee as to the adjustments or payments, if any, to be made shall be conclusive.

(d) Other Plans. Shares issued under other plans of the Company shall not be counted against the Plan Maximum under the Plan.

Section 5. Eligibility.

Any director of the Company or any Employee shall be eligible to be designated a Participant.

Section 6. Awards.

(a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)

Exercise Price. The exercise price per Share under an Option shall be determined by the Committee; provided, however, that except in the case of Substitute Awards, no Option granted hereunder may have an exercise price of less than 100% of Fair Market Value of a Share on the date of grant.

(ii)

Times and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; in no event, however, shall the period for exercising an Option extend more than 10 years from the date of grant. The Committee shall also determine the method or methods by which Options may be exercised, and the form or forms (including without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(iii)

Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

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(iv)	Termination. In the event that a Participant terminates employment or director status or becomes disabled, Options granted hereunder shall be exercisable only as specified below:

(A) Disability or Death. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, if a Participant becomes disabled or dies, any outstanding Option granted to such a Participant, whether or not full or partial vesting has occurred with respect to such Option at the time of the disability or death, shall be exercisable during the ten (10) year period beginning on the date of grant (or during such shorter period if the original term is less than ten (10) years) even though the disability or death occurs prior to the last day of such option term. Any vesting requirements under the Option shall be deemed to be satisfied as of the date of disability or death.

(B) Termination for Reasons Other Than Death or Disability. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, if a Participant terminates employment or director status for reasons other than death or disability, any vested, unexercised portion of an Option that is at least partially vested at the time of the termination shall be forfeited in its entirety if not exercised by the Participant within three (3) months of the date of termination of employment or director status, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Any portion of such partially vested Option that is not vested at the time of termination shall be forfeited unless the Committee has in its sole discretion established that a Participant may continue to satisfy the vesting requirements beyond the date of his or her termination of employment or director status. Except as otherwise provided in an employment agreement with a Participant, any outstanding Option granted to a Participant terminating employment or director status other than for death or disability, for which no vesting has occurred at the time of the termination shall be forfeited on the date of termination and the Committee shall have no discretion to extend the exercise period of such Option.

(C) Sale of Business. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, in the event the “business unit,” (defined as a division, subsidiary, unit or other delineation that the Committee in its sole discretion may determine) for which the Participant performs substantially all of his or her services is assigned, sold, outsourced or otherwise transferred, including an asset, stock or joint venture transaction, to an unrelated third party such that after such transaction the Company owns or controls directly or indirectly less than 51% of the business unit, the affected Participant shall become 100% vested in all outstanding Options as of the date of the closing of such transaction, whether or not fully or partially vested, and such Participant shall be entitled to exercise such Options during the three (3) months following the closing of such transaction, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, all Options which are unexercised at the end of such three (3) months shall be automatically forfeited.

(D) Conditions Imposed on Unvested Options. Notwithstanding the foregoing provisions describing the additional exercise periods for Options upon termination of employment or director status, the Committee may in its sole discretion condition the right of a Participant to exercise any portion of a partially vested Option for which the Committee has established an additional

6

exercise period on the Participant’s agreement to adhere to such conditions and stipulations which the Committee may impose, including, but not limited to, restrictions on the solicitation of employees or independent contractors, disclosure of confidential information, covenants not to compete, refraining from denigrating through adverse or disparaging communication, written or oral, whether or not true, the operations, business, management, products or services of the Company or its current or former employees and directors, including without limitation, the expression of personal views, opinions or judgements. The unvested Options of any Participant for whom the Committee has given an additional exercise period subject to such conditions subsequent as set forth in this Section 6(a)(iv)(D) shall be forfeited immediately upon a breach of such conditions.

(E) Forfeiture for Gross Misconduct. Notwithstanding anything to the contrary herein, any Participant who engages in “Gross Misconduct”, as defined herein, (including any Participant who may otherwise qualify for disability status) shall forfeit all outstanding, unexercised Options, whether vested or unvested, as of the date such Gross Misconduct occurs. For purposes of the Plan, Gross Misconduct shall be defined to mean (i) the Participant’s conviction of a felony (or crime of similar magnitude in non-U.S. jurisdictions) in connection with the performance or nonperformance of the Participant’s duties or (ii) the Participant’s willful act or failure to act in a way that results in material injury to the business or reputation of the Company or employees of the Company.

(F) Vesting. For purposes of the Plan, any reference to the “vesting” of an Option shall mean any events or conditions which, if satisfied, entitle a Participant to exercise an Option with respect to all or a portion of the shares covered by the Option. The complete vesting of an Option shall be subject to Section 6(a)(iv)(E) hereof. Such vesting events or conditions may be set forth in the Notice of Grant or otherwise be determined by the Committee.

(b) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and or Restricted Stock Units to Participants with the following terms and conditions.

(i)

Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, continued employment or director service over a specified period or the attainment of specified Performance Objectives (as defined in Section 6(e)(ii)(B)) or Performance Goals, in accordance with Section 13), which restrictions may lapse separately or concurrently at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(ii)

Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii)

Termination. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, upon termination of employment or director service of a Participant for any reason during the applicable restriction period, all Restricted Stock and all Restricted Stock Units,

7

or portion thereof, still subject to restriction shall be forfeited and reacquired by the Company; provided, however, that in the event termination of employment or director service is due to the death or disability of the Participant, the Committee may waive in whole or in part any or all remaining restrictions with respect to Restricted Stock or Restricted Stock Units.

(c) Dividend Equivalents. The Committee may grant to Participants Dividend Equivalents under which the holders thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.

(i)

Termination. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, upon termination of the Participant’s employment or director service for any reason during the term of a Dividend Equivalent, the right of a Participant to payment under a Dividend Equivalent shall terminate as of the date of termination; provided, however, that in the event the Participant’s employment or director service terminates because of the death or disability of a Participant the Committee may determine that such right terminates at a later date.

(d) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including without limitation securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law.

(i)

Consideration. If applicable, Shares or other securities delivered pursuant to a purchase right granted under this Section 6(d) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including without limitation cash, Shares, other securities, other Awards or other property, or any combination thereof, as the Committee shall determine; provided, however, that except in the case of Substitute Awards, no derivative security (as defined in Rule 16b-3) awarded hereunder may have an exercise price of less than 100% of Fair Market Value of a Share on the date of grant.

(ii)

Termination. In granting any Stock-Based Award pursuant to this Section 6(d) the Committee shall also determine what effect the termination of employment or director service of the Participant holding such Award shall have on the rights of the Participant pursuant to the Award.

(e) General. The following general provisions shall apply to all Awards granted hereunder, subject to the terms of other sections of this Plan or any Award Agreement.

(i)

Award Agreements. Each Award granted under this Plan shall be evidenced by an Award Agreement which shall specify the relevant material terms and conditions of the Award and which shall be signed by the Participant receiving such Award, if so indicated by the Award.

(ii)

Performance Awards. Subject to the other terms of this Plan, the payment, release or exercisability of any Award, in whole or in part, may be conditioned upon the achievement of such Performance Objectives (as defined below) during such performance periods as are specified by the Committee. Hereinafter in this

8

Section 6(e)(ii) the terms payment, pay, and paid also refer to the release or exercisability of a Performance Award, as the case may require.

(A) Terms. The Committee shall establish the terms and conditions of any Performance Award including the Performance Objectives (as defined below) to be achieved during any performance period, the length of any performance period, any event the occurrence of which will entitle the holder to payment, and the amount of any Performance Award granted.

(B) Performance Objectives. The Committee shall establish “Performance Objectives” the achievement of which shall entitle the Participant to payment under a Performance Award. Performance Objectives may be any measure of the business performance of the Company, or any of its divisions or Affiliates, including but not limited to the growth in book or market value of capital stock, the increase in the earnings in total or per share, or any other financial or non-financial indicator specified by the Committee.

(C) Fulfillment of Conditions and Payment. The Committee shall determine in a timely manner whether all or part of the conditions to payment of a Performance Award have been fulfilled and, if so, the amount, if any, of the payment to which the Participant is entitled.

(iii)

Rule 16b-3 Six Month Limitations. To the extent required in order to render the grant of an Award, the exercise of an Award or any derivative security, or the sale of securities corresponding to an Award, an exempt transaction under Section 16(b) of the Securities Exchange Act of 1934 only, any equity security granted under the Plan to a Participant must be held by such Participant for at least six months from the date of grant, or in the case of a derivative security granted pursuant to the Plan to a Participant, at least six months must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings if any, assigned or attributed to them under Rule 16b-3.

(iv)

Limits on Transfer of Awards. No Award (other than Released Securities), and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (or, in the case of Awards that are forfeited or canceled, to the Company); and any purported assignment, sale, transfer, thereof shall be void and unenforceable against the Company or Affiliate. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.

(v)

Exercisability. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order referred to above.

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(vi)	No Cash Consideration for Awards. Awards may be granted for no cash consideration, or for such minimal cash consideration as the Committee may specify, or as may be required by applicable law.
(vii)

Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. Performance Awards and Awards which are not Performance Awards may be granted to the same Participant.

(viii)

Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(ix)	Term of Awards. Except as provided in Sections 6(a)(ii) or 6(a)(iv), the term of each Award shall be for such period as may be determined by the Committee.
(x)

Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Unrestricted certificates representing Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock, Restricted Stock Units or any other relevant Award promptly after such related Shares shall become Released Securities.

Section 7. Amendment and Termination of Awards.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the following shall apply to all Awards.

(a) Amendments to Awards. Subject to Section 6(b)(i), the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, cancel or terminate, any Award heretofore granted without the consent of any relevant Participant or holder or beneficiary of an Award; provided, however, that no such amendment, alteration, suspension, discontinuance, cancellation or termination that would be adverse to the holder of such Award may be made without such holder’s consent. Notwithstanding the foregoing, the Committee shall not amend any outstanding Option to change the exercise price thereof to any price that is lower than the original exercise price thereof except in connection with an adjustment authorized under Section 4(c).

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(b) Adjustments of Awards Upon Certain Acquisitions. In the event the Company or an Affiliate shall issue Substitute Awards, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Substitute Awards granted under the Plan.

(c) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan or an Award Agreement.

(d) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Acceleration upon a Change of Control. In the event of a Change of Control (as defined in Section 8(b) below) the following shall apply:

(a) Effect on Awards.

(i)

Options. In the event of a Change of Control, (1) all Options outstanding on the date of such Change of Control shall become immediately and fully exercisable without regard to any vesting schedule provided for in the Option.

(ii)

Restricted Stock and Restricted Stock Units. In the event of a Change of Control, all restrictions applicable to any Restricted Stock or Restricted Stock Unit shall terminate and be deemed to be fully satisfied for the entire stated restricted period of any such Award, and the total number of underlying Shares shall become Released Securities. The Participant shall immediately have the right to the prompt delivery of certificates reflecting such Released Securities.

(iii)

Dividend Equivalents. In the event of a Change of Control, the holder of any outstanding Dividend Equivalent shall be entitled to surrender such Award to the Company and to receive payment of an amount equal to the amount that would have been paid over the remaining term of the Dividend Equivalent, as determined by the Committee.

(iv)

Other Stock-Based Awards. In the event of a Change of Control, all outstanding Other Stock-Based Awards of whatever type shall become immediately vested and payable in an amount that assumes that the Awards were outstanding for the entire period stated therein, as determined by the Committee.

(v)

Performance Awards. In the event of a Change of Control, Performance Awards for all performance periods, including those not yet completed, shall immediately become fully vested and payable in accordance with the following:

(A) Non-Financial Performance Objectives. The total amount of Performance Awards conditioned on nonfinancial Performance Objectives and those conditioned on financial performance shall be immediately payable (or exercisable or released, as the case may be) as if the Performance Objectives had been fully achieved for the entire performance period.

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(B) Financial Performance Objectives. For Performance Awards conditioned on financial Performance Objectives and payable in cash, the Committee shall determine the amount payable under such Award by taking into consideration the actual level of attainment of the Performance Objectives during that portion of the performance period that had occurred prior to the date of the Change of Control, and with respect to the part of the performance period that had not occurred prior to the date of the Change of Control, the Committee shall determine an anticipated level of attainment taking into consideration available historical data and the last projections made by the Company’s Chief Financial Officer prior to the Change of Control. The amount payable shall be the present value of the amount so determined by the Committee discounted using a factor that is the Prime Rate as established by Chase Manhattan Bank, N.A. as of the date of the Change of Control.

(vi)

Determination Final. The Committee’s determination of amounts payable under this Section 8(a) shall be final. Except as otherwise provided in Section 8(a)(1), any amounts due under this Section 8(a) shall be paid to Participants within 30 days after such Change of Control.

(vii)

Exclusion. The provisions of this Section 8(a) shall not be applicable to any Award granted to a Participant if any Change of Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) of Shares or other Company common stock or Company voting securities.

(b) Change of Control Defined. “A Change of Control” shall be deemed to have occurred if:

(i)

there is an acquisition, in any one transaction or a series of transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13(d)(3) promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(ii)

individuals who, as of March 1, 2003, constitute the Board (as of such date, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to March 1, 2003 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such

12

individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14(a)(11) or Regulation 14A promulgated under the Exchange Act); or

(iii)

there occurs either (A) the consummation of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or (B) an approval by the stockholders of the Company of a complete liquidation of dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

Section 9. Amendment and Termination of the Plan.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan, including without limitation any such action to correct any defect, supply any omission or reconcile any inconsistency in the Plan, without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or Person; provided that any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award heretofore granted shall not be effective without the approval of the affected Participant(s); and provided further, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation or termination shall be made that would increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof.

Section 10. General Provisions

(a) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(c) No Limit on Other Compensation Agreements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

(d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free

13

from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

(f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be that of an unsecured general creditor of the Company or any Affiliate.

(h) No Fractional Shares. No fractional Share shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11. Effective Date of the Plan.

The Plan shall be effective as of the date of its approval by the Board of Directors of the Company.

Section 12. Term of the Plan.

No Award shall be granted under the Plan after the tenth anniversary of the effective date hereof. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee hereunder to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

Section 13. Participants Subject to Section 162(m).

(a) Applicability. The provisions of this Section 13 shall be applicable to all Covered Awards. Covered Awards shall be made subject to the achievement of one or more preestablished Performance Goals, in accordance with procedures to be established by the Committee from time to time. Notwithstanding any provision of the Plan to the contrary, the Committee shall not, other than upon a Change of Control, have discretion to waive or amend such Performance Goals or to, except as provided in Section 4(c), increase the number of Shares subject to Covered Awards or the amount payable pursuant to Covered Awards after the

14

Performance Goals have been established; provided, however, that the Committee may, in its sole discretion, reduce the number of Shares subject to Covered Awards or the amount which would otherwise be payable pursuant to Covered Awards; and provided, further, that the provisions of Section 8 shall override any contrary provision of this Section 13.

(b) Certification. No shares shall be delivered and no payment shall be made pursuant to a Covered Award unless and until the Committee shall have certified in writing that the applicable Performance Goals have been attained.

(c) Procedures. The Committee may from time to time establish procedures pursuant to which Covered Employees will be permitted or required to defer receipt of amounts payable under Awards made under the Plan.

(d) Committee. Notwithstanding any other provision of the Plan, for all purposes involving Covered Awards, the Committee shall consist of at least two members of the Board of Directors, each of whom is an “outside director” within the meaning of Section 162(m).

Effective as of October 29, 2003; Amended February 2007.

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Appendix B

CAS MEDICAL SYSTEMS, INC.

44 East Industrial Road, Branford, Connecticut 06405

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Louis P. Scheps and Andrew E. Kersey as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated in the reverse, all the shares of Common Stock of CAS MEDICAL SYSTEMS, INC. (the “Company”) held of record by the undersigned on April 20, 2007, at the Annual Meeting of Stockholders to be held on June 13, 2007 or any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CAS MEDICAL SYSTEMS, INC.

June 13, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detatch along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors		2. To approve the amendment of the 2003 Equity Incentive Plan.
☐ FOR ALL NOMINEES	NOMINEES: Ο Jerome Baron Ο Lawrence S. Burstein Ο Andrew E. Kersey Ο Saul S. Milles M.D. Ο Louis P. Scheps	☐ FOR ☐ AGAINST ☐ ABSTAIN 3. To ratify the selection of UHY LLP as independent auditors for the Company’s fiscal year ending December 31, 2007. ☐ FOR ☐ AGAINST ☐ ABSTAIN
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

To transact such other business as may properly come before the annual meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3. Please sign exactly as name appears on the left.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder ________________________ Date: ____________ Signature of Stockholder ________________________ Date: ____________

NOTE:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.